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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington DC 20549



                                    FORM 8-K

                                 CURRENT REPORT



                        Pursuant to Section 13 or 15(d)
                   of the Securities and Exchange Act of 1934


                        Date of Report: January 26, 2001



                              CROWN ANDERSEN INC.
                Exact name of Registrant as Specified in Charter

       Delaware                    0-14229                      58-1653577
(State of Incorporation)     (Commission File No.)         (IRS Employer ID No.)


   306 Dividend Drive, Peachtree City, Georgia                    30269
(Address of principal executive offices including)              (zip code)



Registrant's Telephone Number, including area code: (770) 486-2000



                                Not Applicable
         (Former name or former address, if changes since last report)
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Item 4.   Changes in Registrant's Certifying Accountant
-------   ---------------------------------------------

     On January 25, 2001, Grant Thornton, LLP notified the Registrant that they had accepted their appointment to serve as independent auditors of the Company for the fiscal year ending September 30, 2001. The Board of Directors of the Company selected Grant Thornton, LLP on December 13, 2000, after evaluation of competing proposals to audit services.


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           CROWN ANDERSEN INC.
                                           (Registrant)


Date:    January 26, 2001                  By:  /s/ Jack D. Brady
      ----------------------                    -------------------------
                                           Jack D. Brady
                                           President and Chief Executive Officer





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